Exhibit 10.1

AMENDMENT NO. 1

TO

COMMON STOCK PURCHASE AGREEMENT

BETWEEN

ACLARION, INC.

AND

WHITE LION CAPITAL LLC

THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), dated November 27, 2024 (the “Amendment Effective Date”), is by and between ACLARION, INC., a Delaware corporation (the “Company”), and White Lion Capital, LLC, a Nevada limited liability company (the “Investor”), and amends the Common Stock Purchase Agreement by and between the Company and Investor dated October 9, 2023 (the “Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, in addition to other adjustments, the parties desire to amend the Agreement such that an Accelerated Purchase Notice and Pre-Market Purchase Notice, as hereinafter defined, may be permitted;

WHEREAS, in addition to other adjustments, the parties desire to extend the Commitment Period of the Agreement; and

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

Article I to the Agreement is hereby amended as follows as of the Amendment Effective Date:

(a)	The following definitions are included and amended, as applicable, in their entirety:

“Accelerated Purchase Closing Date” shall have the meaning specified in Section 2.2(i).

“Accelerated Purchase Investment Amount” shall mean the applicable Purchase Notice Shares referenced in the Accelerated Purchase Notice multiplied by the Accelerated Purchase Price.

“Accelerated Purchase Notice” shall mean the closing of a purchase and sale of shares of Common Stock as described in Section 2.2.

“Accelerated Purchase Notice Date” shall have the meaning specified in Section 2.2(j).

“Accelerated Purchase Price” shall mean the lowest traded price of Common Stock during the Accelerated Purchase Valuation Period.

1

“Accelerated Valuation Period” shall mean the one (1) hour period following the Investor’s written consent of the acceptance of the applicable Accelerated Purchase Notice by Investor.

“Commitment Period” shall mean the period commencing on the Execution Date and ending on the earlier of (i) the date on which the Investor shall have purchased an aggregate number of Purchase Notice Shares pursuant to this Agreement equal to the Commitment Amount or (ii) December 31, 2025.

“Pre-Market Purchase Closing Date” shall have the meaning specified in Section 2.2(h).

“Pre-Market Purchase Investment Amount” shall mean the applicable Purchase Notice Shares referenced in the Pre-Market Purchase Notice multiplied by the Pre-Market Purchase Price.

“Pre-Market Purchase Notice” shall mean the closing of a purchase and sale of shares of Common Stock as described in Section 2.2.

“Pre-Market Purchase Notice Date” shall have the meaning specified in Section 2.2(g).

“Pre-Market Purchase Price” shall mean the lowest traded price of the Common Stock commencing on the Pre-Market Purchase Notice Date, between 12:00 am Pacific Standard Time and ending at 6:30am Pacific Standard time; provided, however, if the DWAC of the applicable Purchase Notice Shares is not initiated and completed by the Company’s Transfer Agent by 1:00 pm Pacific Standard time on the Pre-Market Purchase Notice Date, the Pre-Market Purchase Price shall mean the lowest traded price of the Company’s Common Stock on the entire Pre-Market Purchase Notice Date.

“Purchase Notice” shall mean a written notice from Company, substantially in the form of a Exhibit A attached hereto (a “Rapid Purchase Notice Form”), Exhibit B attached hereto (a “VWAP Purchase Notice Form”), Exhibit C attached hereto (a “Fixed Purchase Notice Form”), Exhibit D attached hereto (a “Pre-Market Purchase Notice Form”), or Exhibit E attached hereto (an “Accelerated Purchase Notice Form”), to the Investor setting forth the Purchase Notice Shares which the Company requires the Investor to purchase pursuant to the terms of this Agreement.

2.	Amendment to Article II.

Article II of the Agreement is hereby amended by adding Section 2.2(g), Section 2.2(h), Section 2.2(i), and Section 2.2(j), which shall read in its entirety as follows:

(g) PRE-MARKET PURCHASE NOTICE. At any time and from time to time during the Commitment Period, except during an OTC Blackout and except as otherwise provided in this Agreement, the Company may deliver a Pre-Market Purchase Notice to Investor, subject to satisfaction of the conditions set forth in Article VII and otherwise provided herein. The Company shall deliver the Purchase Notice Shares as DWAC Shares to the Designated Brokerage Account alongside the delivery of the Pre-Market Purchase Notice. A Pre-Market Purchase Notice shall be deemed delivered on the Business Day (i) a Pre-Market Purchase Notice Form is received by 5:00 a.m. Pacific Standard time by email by the Investor and (ii) the company has instructed their Transfer Agent to DWAC the applicable Purchase Notice Shares to the Investor’s Designated Brokerage Account by 5:00 a.m. Pacific Standard time (the “Pre-Market Purchase Notice Date"). If the Pre-Market Purchase Notice Form is received after 5:00 a.m. Pacific Standard time and the company has not instructed their Transfer Agent to DWAC the applicable Purchase Notice Shares to the Investor’s Designated Brokerage Account by 5:00 a.m. Pacific Standard time, the Pre-Market Purchase Notice shall be voided, unless waived by the Investor. Each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective Section 2.2(g) of this Agreement and the transactions contemplated herein.

2

(h) PRE-MARKET PURCHASE CLOSING. The Closing of a Pre-Market Purchase Notice shall occur one (1) Business Day following the Pre-Market Purchase Notice Date (the “Pre-Market Closing Date”); whereby the Investor shall deliver to the Company, by 5:00 p.m. New York time on the Pre-Market Closing Date, the Pre-Market Purchase Investment Amount by wire transfer of immediately available funds to an account designated by the Company. Notwithstanding the forgoing, in the event that the DWAC of the applicable Purchase Notice Shares is not initiated and completed by the Company’s Transfer Agent by 5:00 p.m. New York time on the Pre-Market Closing Date, the Investor may withhold the Pre-Market Purchase Investment Amount from the Company until the completion of the DWAC of the applicable Purchase Notice Shares.

(i) ACCELERATED PURCHASE NOTICE. At any time and from time to time during the Commitment Period, except during an OTC Blackout and except as otherwise provided in this Agreement, the Company may deliver an Accelerated Purchase Notice to Investor, subject to the Accelerated Purchase Notice Limit, and satisfaction of all Accelerated Purchase Equity Conditions, the conditions set forth in Article VII and otherwise provided herein. The Company shall deliver the Purchase Notice Shares as DWAC Shares to the Designated Brokerage Account alongside the delivery of the Accelerated Purchase Notice. An Accelerated Purchase Notice shall be deemed delivered on the Business Day (i) an Accelerated Purchase Notice Form is received by 11:00 a.m. Pacific Standard time by email by the Investor and confirmed in writing by the Investor and (ii) the company has instructed their Transfer Agent to DWAC the applicable Purchase Notice Shares to the Investor’s Designated Brokerage Account by 11:00 a.m. Pacific Standard time (the “Accelerated Purchase Notice Date"). If the Accelerated Purchase Notice Form is confirmed by the Investor after 11:00 a.m. Pacific Standard time and the company has not instructed their Transfer Agent to DWAC the applicable Purchase Notice Shares to the Investor’s Designated Brokerage Account by 11:00 a.m. Pacific Standard time, the Accelerated Purchase Notice shall be voided, unless waived by the Investor. Each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective Section 2.2(i) of this Agreement and the transactions contemplated herein.

(j) ACCELERATED PURCHASE CLOSING. The Closing of an Accelerated Purchase Notice shall occur one (1) Business Day following the Accelerated Purchase Notice Date (the “Accelerated Purchase Closing Date”); whereby the Investor shall deliver to the Company, by 5:00 p.m. New York time on the Accelerated Purchase Closing Date, the Accelerated Purchase Investment Amount by wire transfer of immediately available funds to an account designated by the Company. Notwithstanding the forgoing, in the event that the DWAC of the applicable Purchase Notice Shares is not initiated and completed by the Company’s Transfer Agent by 5:00 p.m. New York time on the Accelerated Purchase Closing Date, the Investor may withhold the Accelerated Purchase Investment Amount from the Company until the completion of the DWAC of the applicable Purchase Notice Shares.

3. Representations and Warranties. Each of the Investor and the Company represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary entity action and that the officers executing this Amendment on its behalf were similarly authorized and empowered and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound.

4. Commitment Shares. In consideration for the commitments of White Lion under this Amendment, the Company agrees to issue to White Lion 560,915 shares of Common Stock (the “Commitment Shares”), having a value of $100,000, based upon the Nasdaq Minimum Price of the Company’s Common Stock determined as of November 27, 2024.

5.	Miscellaneous.

(a) Except as modified by this Amendment, the Agreement continues in full force and effect in accordance with its terms.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of California as set forth in Section 10.1 of the Agreement and the dispute resolution provisions set forth in the Agreement.

(c) This Amendment shall become effective as of the date first written above, subject, however, to the approval of this Amendment by the Company’s stockholders to the extent that the terms of this Amendment are required to be approved by stockholders in accordance with applicable Nasdaq listing rules.

(d) This Amendment may be executed in any number of counterparts and by electronic transmission (which shall bind the parties hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

** signature page follows **

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the Amendment Effective Date.

ACLARION, INC.

By: /s/ John Lorbiecki
Name: John Lorbiecki
Title: Chief Financial Officer

WHITE LION CAPITAL, LLC

By: /s/ Sam Yaffa
Name: Sam Yaffa
Title: Managing Partner

4

EXHIBIT D

FORM OF PRE-MARKET PURCHASE NOTICE

TO: WHITE LION CAPITAL LLC

We refer to the Common Stock Purchase Agreement, dated as of October 9, 2023, and amended November 27, 2024, (as amended, the “Agreement”), entered into by and between Aclarion, Inc., and White Lion Capital LLC. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the Pre-Market Purchase Price; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied.

Aclarion, Inc.

By: ___________________________________________
Name:

5

EXHIBIT E

FORM OF ACCELERATED PURCHASE NOTICE

TO: WHITE LION CAPITAL LLC

We refer to the Common Stock Purchase Agreement, dated as of October 9, 2023, and amended November 27, 2024 (as amended, the “Agreement”), entered into by and between Aclarion, Inc., and White Lion Capital LLC. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the Accelerated Purchase Price; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied.

Aclarion, Inc.

By: ___________________________________________
Name:

6